OTHER LONG TERM ASSETS	12 Months Ended
Dec. 31, 2015
Other long term assets [Abstract]
OTHER LONG TERM ASSETS

22.	OTHER LONG TERM ASSETS

Other long term assets relates to the balances due under interest swap agreements, which were entered into by Frontline 2012 in February 2013, whereby the floating interest rate on $260.0 million of the then anticipated debt was switched to a fixed rate. The fair value at December 31, 2015 was a receivable of $0.4 million (2014: $1.7 million). A non-cash mark to market loss on derivatives of $1.2 million was recorded in 2015 (2014: loss of $5.8 million). The fair value (level 2) of the Company’s interest rate swap agreements is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account, as applicable, fixed interest rates on interest rate swaps, current interest rates, forward rate curves and the current credit worthiness of both the Company and the derivative counterparty. The estimated amount is the present value of future cash flows.